SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2010

PIONEER SOUTHWEST ENERGY PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-34032	26-0388421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O'Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 444-9001

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PIONEER SOUTHWEST ENERGY PARTNERS L.P.

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 4, 2010, the Board of Directors of Pioneer Natural Resources GP LLC (the “General Partner”), the general partner of Pioneer Southwest Energy Partners L.P. (the “Partnership”), granted 24,144 phantom units to Scott D. Sheffield, the General Partner’s Chairman and Chief Executive Officer, and 6,585 phantom units to Richard P. Dealy, the General Partner’s Executive Vice President and Chief Financial Officer (the “Phantom Units”), under the Partnership’s 2008 Long-Term Incentive Plan.  Each Phantom Unit represents the right, upon vesting, to receive one common unit of the Partnership.  Pursuant to the terms of the award agreements for the Phantom Units, the Phantom Units will vest on the third anniversary of the date of grant, provided the officer remains employed with the General Partner or its affiliates continuously through the vesting date. The vesting of the Phantom Units accelerates upon a change in control. While an award recipient holds Phantom Units, he or she will have unit distribution rights and will be entitled to receive distributions with respect to the Phantom Units if, as and when declared and paid by the Partnership on its common units.  A copy of the form of agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference into this Item 5.02.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

10.1 –
Form of Phantom Unit Award Agreement between the General Partner and Scott D. Sheffield, with respect to awards of phantom units made under the 2008 Long-Term Incentive Plan, together with a schedule identifying other substantially identical agreements between the General Partner and each of its other recipients of phantom unit awards and identifying the material differences between those agreements and the filed Phantom Unit Award Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER SOUTHWEST ENERGY PARTNERS L.P.

	By:	Pioneer Natural Resources GP LLC, its
general partner

	By:	/s/ Frank W. Hall
Frank W. Hall,
Vice President and Chief
Accounting Officer

Dated: March 9, 2010

PIONEER SOUTHWEST ENERGY PARTNERS L.P.

EXHIBIT INDEX

Exhibit No.	Description

10.1 (a) –
Form of Phantom Unit Award Agreement between the General Partner and Scott D. Sheffield, with respect to awards of phantom units made under the 2008 Long-Term Incentive Plan, together with a schedule identifying other substantially identical agreements between the General Partner and each of its other recipients of phantom unit awards and identifying the material differences between those agreements and the filed Phantom Unit Award Agreement.

___________
(a) Filed herewith.